UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2012

Strayer Education, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	0-21039	52-1975978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2303 Dulles Station Boulevard Herndon, VA	20171
(Address of principal executive offices)	(Zip Code)

(703) 247-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

          On April 26, 2012, Strayer Education, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2012.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

          The information contained Exhibit 99.1 is deemed furnished under this Item, and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Stockholders on April 24, 2012. There were 11,864,469 shares of common stock eligible to be voted at the Annual Meeting and 10,882,764 shares were presented in person or represented by proxy at the meeting which constituted a quorum to conduct business.

There were three proposals submitted to the Company’s stockholders at the Annual Meeting.  All proposals were passed.  The final results of voting on each of the proposals are as follows:

Proposal 1: To elect eleven directors to the Board of Directors from the nominees named in the attached proxy statement to serve for a term of one year or until their respective successors are elected and qualified.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Vote
Robert S. Silberman	10,094,959	32,083	46,045	709,677
Robert R. Grusky	10,158,561	8,852	5,674	709,677
Dr. Charlotte F. Beason	10,159,805	7,624	5,658	709,677
William E. Brock	10,103,045	64,454	5,588	709,677
Dr. John T. Casteen III	9,391,901	775,612	5,574	709,677
David A. Coulter	10,102,233	65,280	5,574	709,677
Robert L. Johnson	9,373,187	793,968	5,932	709,677
Karl McDonnell	10,159,114	8,375	5,598	709,677
Todd A. Milano	10,159,903	7,825	5,359	709,677
G. Thomas Waite, III	10,159,383	8,015	5,689	709,677
J. David Wargo	10,159,540	7,857	5,690	709,677

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstain	Broker Non-Vote
10,853,787	26,608	2,369	0

Proposal 3:  To conduct an advisory vote on the compensation of the named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Vote
9,230,654	934,357	8,076	709,677

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description

99.1	Press Release, dated April 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.

Date:	April 26, 2012	By:	/s/ Mark C. Brown
Mark C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 26, 2012